Taxation	6 Months Ended
Jun. 30, 2023
Income Tax Disclosure [Abstract]
Taxation	Taxation
Income tax expense for the three and six months ended June 30, 2023 was $13 million and $14 million, respectively, for the period from January 1, 2022 through February 22, 2022 (Predecessor): $2 million and for period from February 23, 2022 through June 30, 2022 (Successor) was $8 million).
The income tax expense for the three months ended June 30, 2023 was primarily due to $5 million increase in ordinary tax charges relating to Aquadrill entities and increase in our Uncertain Tax Positions by $2 million and deferred tax expense of $6 million primarily linked to unwinding of deferred tax assets recognized for West Neptune, Sevan Louisiana, West Vela and West Auriga. The effective tax rate has moved from 28.6% credit three months ended June 30, 2022 to 12.1% expense for the three months ended June 30, 2023 mainly due to the improved profitability for the Aquadrill sub-group and Seadrill as a Group.
Seadrill Limited is incorporated in Bermuda, where a tax exemption has been granted until 2035. Other jurisdictions in which Seadrill's subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in other jurisdictions. Thus, we may pay tax within some jurisdictions even though we might have losses in others.
Tax authorities in certain jurisdictions examine our tax returns and some have issued assessments. We are defending our tax positions in those jurisdictions.
The Brazilian tax authorities have issued a series of assessments with respect to our returns for certain years up to 2017 for an aggregate amount equivalent to $124 million including interest and penalties. As part of the appeal process, the first-tier judicial court has ruled in favor of Seadrill during the year of 2021. However, the tax authorities have since filed a counter-appeal to the second tier judicial court during 2022. The relevant group companies are robustly contesting these assessments including filing the relevant appeals to the tax authorities and counter-appeal to the higher court.
The Norwegian tax authorities have issued assessments for certain years up to 2018 for an aggregate amount equivalent to $20 million including interest and penalties. The relevant group company is robustly contesting the assessment including filing relevant appeal.
The Nigerian tax authorities have issued a series of claims and assessments both directly and lodged through the previous Chapter 11 proceedings, with respect to returns for subsidiaries for certain years up to 2016 for an aggregate amount equivalent to $171 million. The relevant group companies are robustly contesting these assessments including filing relevant appeals in Nigeria.
The Kuwaiti tax authorities have issued a series of assessments with respect to our returns for years up to 2015 for an aggregate amount equivalent to $12 million including interest and penalties. The relevant group company is robustly contesting these assessments including filing relevant appeals. Although the relevant company has been sold as part of the Jackup Sale, Seadrill has indemnified ADES for this exposure.
The Mexican tax authorities have issued a series of assessments with respect to our returns for certain years up to 2014 for an aggregate amount equivalent to $82 million, including interest and penalties. The relevant group companies are robustly contesting these assessments including filing relevant appeals.
The Ghana tax authorities have issued an assessment with respect to our returns for certain years up to 2018 for an aggregate amount equivalent to $18 million including interest and penalties. As part of the acquisition of Aquadrill, the assessment is being robustly contested including filing relevant appeals against the High Court and the Court of Appeals.
An adverse outcome on these proposed assessments, although considered unlikely, could result in a material adverse impact on our Consolidated Balance Sheets, Statements of Operations or Cash Flows.